PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT




                             Subscription Agreement


                                October 20, 2000


         SUBSCRIPTION AGREEMENT made as of this 26th day of October, 2000 between iGoHealthy.com, Inc., a Colorado corporation (the "Company") and the undersigned (the "Subscriber").

         WHEREAS, the Company desires to issue up to 300,000 shares (the "Shares") of Common Stock, $0.001 par value per share (the "Common Stock") on the terms and conditions hereinafter set forth and the Subscriber desires to acquire the number of shares set forth on the signature page hereof at a purchase price of $0.125 per share;

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.   SUBSCRIPTION FOR SHARES AND REPRESENTATIONS BY AND COVENANTS OF SUBSCRIBER

1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company 60,000 Shares at a price equal to $0.125 per Share, and the

     Company agrees to sell such Shares to the Subscriber for said purchase price. The purchase price is payable by certified or bank check made payable to iGoHealthy.com, Inc., contemporaneously with the execution and delivery of this Subscription Agreement or by wire transfer of immediately available funds to Bank of New York, ABA No. 021000018, for credit to: BNF Correspondent Corp., Account No. 8900186968, for further credit to: iGoHealthy.com, Inc., Account No. A9-13490-1-51. The certificates for the shares of Common Stock will be delivered by the Company within thirty (30) days following the acceptance of the Subscribers subscription as set forth in Article III hereof.

1.2 The Subscriber recognizes that the purchase of the Shares involves a high degree of risk in that: (i) the Company is a development stage company with no operating history; (ii) the Company has not generated any revenues to date, and although it anticipates being able to generate revenues and income in the foreseeable future, no assurances in this regard can be given; (iii) the Company requires substantial funds in addition to the proceeds of this private placement; (iv) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares;
     (v) a Subscriber may not be able to liquidate his investment; (vi) transferability of the Shares is extremely limited; (vii) in the event of a dissolution, an investor could sustain the loss of his entire investment; and (viii) management of the Company has limited experience in this business.

1.3 The Subscriber represents that he is an "accredited investor" as such term in defined Rule 501 of Regulation D promulgated under the Unties States Securities Act of 1933, as amended (the "Act"), as indicated by his responses to the Confidential Purchaser Questionnaire included as Section V of this Agreement, and that he is able to bear the economic risk of an investment in the Shares. 71

1.4 The Subscriber acknowledges that he has prior investment experience, including investment in non-listed and non-registered securities (including investments in limited partnerships), or he has employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company both to him and to all other prospective investors in the Shares and to evaluate the merits and risks of such an investment on his behalf, and that he recognizes the highly speculative nature of this investment.

1.5 The Subscriber acknowledges receipt and careful review of the Term Sheet and the attachments thereto (the "Offering Documents") and hereby represents that he has been furnished by the Company during the course of this transaction with all information regarding the Company which he had requested or desired to know; that all documents which could be reasonably provided have been made available for his inspection and review; and that such information and documents have, in his opinion, afforded the Subscriber with all of the same information that would be provided him in a registration statement filed under the Act; that he has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the offering, and any additional information which he had requested.

1.6 The Subscriber acknowledges that this offering may involve tax consequences and that the contents of the Offering Documents do not contain tax advice or information. The Subscriber acknowledges that he must retain his own professional advisors to evaluate the tax and other consequences of an investment in the Shares.

1.7 The Subscriber acknowledges that his offering has not been reviewed by the United States Securities and Exchange Commission (the "SEC") because of the Company's representations that this is intended to be a non-public offering pursuant to Sections 4(2) or 3(b) of the Act. The Subscriber represents that the Shares are being purchased for his own account, for investment and not for distribution or resale to others. The Subscriber agrees that he will not sell or otherwise transfer such Shares unless they are registered under the Act and qualified under applicable state securities or "blue sky" laws or unless an exemption from such registration and qualification requirements is available.

1.8 The Subscriber understands that the Shares have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon his investment intention. In this connection, the Subscriber understands that it is the position of the SEC that the statutory basis for such exemption would not be present if his representation merely meant that his present intention was to hold such Shares for a short period, such as the capital gains period of tax statutes, for a deferred sale, for a market rise, assuming that a market develops, or for any other fixed period. The Subscriber realizes that, in the view of the SEC, a purchase now with an intent to resell would represent a purchase with an intent inconsistent with his representation to the Company, and the SEC might regard such a sale or disposition as a deferred sale to which exemptions are not available.

1.9 The Subscriber understands that there is no public market for the Shares. The Subscriber understands that even if a public market develops for the Shares, Rule 144 (the "Rule") promulgated under the Act requires, among other conditions, a one year holding period prior to the resale (in limited amounts) by non-affiliates of the Company of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act. The Subscriber understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or its dissemination to the public of any current financial or other information concerning the Company, as is required by the Rule as one of the conditions of its availability. The Subscriber understands and hereby acknowledges that the

         Company is under no obligation to register the Shares under the Act. The Subscriber consents that the Company may, if it desires, permit the transfer of the Shares out of his name only when his request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state "blue sky" laws (collectively "Securities Laws") and subject to the provisions of Section 1.10 hereof. The Subscriber agrees to hold the Company and its directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by him contained herein or in the Confidential Purchaser Questionnaire or any sale or distribution by the undersigned Subscriber in violation of any Securities Laws.

1.10     (Intentionally omitted).

1.11 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Shares of Common Stock stating that they have not been registered under the Act or qualified under applicable state securities or "blue sky" laws and setting forth or referring to the restriction on transferability and sale thereof.

1.12 The Subscriber understands that the Company will review this Subscription Agreement and the Confidential Purchaser Questionnaire and is hereby given authority by the undersigned to call his bank or place of employment or otherwise review the financial standing of the Subscriber; and it is further agreed that the Company reserves the unrestricted right to reject or limit any subscription and to close the offer at any time.

1.13 The Subscriber hereby represents that the address of Subscriber furnished by him at the end of this Subscription Agreement is the undersigned's principal residence if he is an individual or its principal business address if it is a corporation or other entity.

1.14 The Subscriber acknowledges that if he is a Registered Representative of an NASD member firm, he must give such firm the notice required by the NASD's Rules of Fair Practice or any applicable successor rule of the NASD, receipt of which must be acknowledged by such firm on the signature page hereof.

1.15 The Subscriber hereby represents that, except as set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company and in entering into this transaction, the Subscriber is not relying on any information, other than that contained in the Offering Documents and the results of independent investigation by the Subscriber.

1.16 The Subscriber acknowledges that at such time, if ever, as his Shares of Common Stock are registered, sales of such securities will be subject to state securities or "blue sky" laws.

1.17 The Subscriber agrees that he will purchase securities in the Company's initial public offering only if his intent at such time is to make such purchase for investment purposes and not with a view toward resale.

II.      REPRESENTATIONS BY THE COMPANY

         The Company represents and warrants to the Subscriber that prior to the consummation of this offering and at the Closing Date:

         (a) The Company is a corporation duly organized, existing and in good standing under the laws of the State of California and has the corporate power to conduct the business which it conducts and proposes to conduct.

         (b) The execution, delivery and performance of this Subscription Agreement by the Company will have been duly approved by the Board of Directors of the Company and all other actions required to authorize and effect the offer and sale of the Shares and the securities contained therein will have been duly taken and approved.

          (c) The shares of Common Stock have been duly and validly authorized and when issued and paid for in accordance with the terms hereof, will be valid and binding obligations of the Company enforceable in accordance with their respective terms.

          (d) The Company has obtained, or is in the process of obtaining, all licenses, permits and other governmental authorizations necessary to the conduct of its business; such licenses, permits and other governmental authorizations obtained are in full force and effect; and the Company is in all material respects complying therewith.

          (e) The Company knows of no pending or threatened legal or governmental proceedings to which the Company is a party which could materially adversely affect the business, property, financial condition, results of operations or prospects of the Company.

          (f) The Company is not in violation of or default under, nor will the execution and delivery of this Subscription Agreement, the issuance of the Shares and the incurrence of the obligations herein and therein set forth and the consummation of the transactions herein or therein contemplated, result in a violation of, or constitute a default under, the articles of incorporation or by-laws, in the performance or observance of any material obligations, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which the Company is a party or by which it or any of its properties may be bound or in violation of any material order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign.

III.     TERMS OF SUBSCRIPTION

         3.1 The minimum subscription per subscriber shall be 40,000 Shares at a purchase price of $0.125 per Share, provided, however, that smaller investments may be accepted at the discretion of the Company.

         3.2 The Subscriber understands that the Company is not required to receive any minimum amount of subscriptions before accepting such subscriptions for investment in the Company and that subscribers whose subscriptions are accepted first run the risk that the Company may not raise all of the funds it is seeking in this offering which could materially and adversely affect the Company's ability to finance its business plan.

         3.3 The Subscriber hereby authorizes and directs the Company to deliver the Shares to be issued to such Subscriber pursuant to this Subscription Agreement either to the residential or business address indicated in the Purchaser Questionnaire contained in Section 6 of this Subscription Agreement.

         3.4 The Subscriber hereby authorizes and directs the Company to return any funds for unaccepted subscriptions to the same account from which the funds were drawn.

IV.      MISCELLANEOUS

         4.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its registered office, 11693 San Vicente Blvd., Suite 310, Los Angeles, CA 90049, Attention: Bill Glaser, Secretary and Chief Operating Officer, and to the Subscriber at his address indicated on the last page of this Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

         4.2 This Subscription Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Subscription Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

         4.3 This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

         4.4 Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the internal substantive laws of the State of California without regards to it conflicts of law or choice of law principles. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Subscription Agreement shall be adjudicated before a court located in Los Angeles County and they hereby submit to the exclusive jurisdiction of the courts of the State of California located in Los Angeles County, California and of the federal courts in the Central District of California located in Los Angeles
                  County with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Subscription Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the other.

         4.5 This Subscription Agreement may be executed in counterparts, each of which shall be an original but all of which, when taken together, shall constitute one and the same instrument. Upon the execution and delivery of this Subscription Agreement by the Subscriber, this Subscription Agreement shall become a binding obligation of the Subscriber with respect to the purchase of the Shares as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers to add and/or to delete other persons as subscribers and to accept or reject, in whole or in part, the Subscribers subscription.

         4.6 The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

         4.7 It is agreed that a waiver by either party of a breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

         4.8 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

V.       CONFIDENTIAL INVESTOR QUESTIONNAIRE

         5.1 The Subscriber represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he or she has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

                  Category A ___ The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

                                     Explanation.  In  calculating  net worth
                                     you  may  include   equity  in  personal
                                     property and real estate, including your
                                     principal  residence,  cash,  short-term
                                     investments,   stock   and   securities.
                                     Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

                  Category B ___     The  undersigned is an individual  (not
                                     a partnership,  corporation,  etc.) who
                                     had an  income in excess  of  $200,000
                                     in each of the two most recent years,or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

                  Category C ___ The undersigned is a director or executive officer of the Company which is issuing and selling the Shares.

                  Category D ___     The  undersigned  is a bank;  a  savings
                                     and loan association; insurance company;
                                     registered investment company; registered business development company; licensed small business investment company("SBIC");
                                     or employee benefit  plan  within  the
                                     meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or is a self directed plan with investment decisions made solely by persons that are accredited investors.


                  --------------------------------------------------------------

                  --------------------------------------------------------------
                                                          (describe entity)

                  Category E ___ The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

                  Category F ___ The undersigned is either a corporation, partnership, Massachusetts
                                        business     trust,     or    non-profit
                                        organization   within  the   meaning  of
                                        Section   501(c)(3)   of  the   Internal
                                        Revenue Code, in each case not formed for the specific purpose of acquiring the Shares and with total assets in excess of $5,000,000.

                  --------------------------------------------------------------

                  --------------------------------------------------------------
                                                          (describe entity)


                  Category G ___ The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acqui6ng the Shares, where the purchase is directed by a "sophisticated person" as defined in Regulation 506(b)(2)(ii).

                  Category              H  ___  The  undersigned  is  an  entity
                                        (other  than a  trust)  all  the  equity
                                        owners   of   which   are    "accredited
                                        investors"  within  one or  more  of the
                                        above  categories.  If relying upon this
                                        Category  alone,  each equity owner must
                                        complete   a   separate   copy  of  this
                                        Agreement.


                  --------------------------------------------------------------

                  --------------------------------------------------------------
                                                          (describe entity)

                  Category I ___ The undersigned is not within any of the categories above and is therefor not an accredited investor.

         The undersigned agrees that the undersigned will notify the Company at any time on or prior to the Closing Date in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

         5.2      SUITABILITY (please answer each question)
                  -----------

                  (a) For an individual Subscriber, please describe your current employment, including the Company by which you are employed and its principal business:


                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  (b) For an individual Subscriber, please describe any college or graduate degrees held by you:

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  (c)      For an individual Subscriber,   do  you  expect  your
                           current level of income to significantly decrease in the foreseeable future.

                             ___    YES     ___    NO

                  (d) For all Subscribers, please check types of prior investments:

                             ___    U.S. Government Securities                  ___   Private Placements

                             ___    Publicly Traded Corporate Securities        ___   Mutual Funds

                             ___    Other  (Describe)__________________________________________

                  (e) For all Subscribers, please state whether you have participated in other private placements before:

                             ___    YES     ___    NO

                  (f) For all Subscribers, please indicate frequency of such prior participation in private placements:

                                 Public Private
                                               Companies        Companies
                                               ---------        ---------
                             Frequently        _____            _____
                             Occasionally      _____            _____
                             Never             _____            _____


                  (g) For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you.

                             ___    YES     ___    NO

                  (h) For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

                             ___    YES     ___    NO

                  (i) For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

                             ___    YES     ___    NO

                  (j) For trust, corporate partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

                             ___    YES     ___    NO

         5.3      Manner in Which Title to be Held (circle one)
                  --------------------------------

                           (a)      Individual Ownership
                           (b)      Community Property

                           (c) Joint Tenant with Right of Survivorship (both parties must sign)
                           (d)      Partnership*
                           (e)      Tenants in Common
                           (f)      Company*
                           (g)      Trust*
                           (h)      Other

                          *If Shares are being subscribed for by an entity,  the
                          attached   Certificate   of  Signatory  must  also  be
                          completed.

         5.4      NASD Affiliation:
                  Are you associated:(l) with an NASD member firm or (2) (please check one):

                             ___    YES     ___    NO
                  If Yes, please describe:

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  (1) The NASD  defines a "person  associated  with a member" or
                      "associated person of a member" as being every sole proprietor, general or limited partner, officer, director or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member (for example, any employee), whether or not any such person is registered or exempt from registration with the NASD. Thus, "person associated with a member' or "associated person of a member' includes a sole proprietor, general or limited partner, officer, director or branch manager of an organization of any kind (whether a corporation, partnership or other business entity) which itself is either a "member" or a "person associated with a member" or "associated person of a member." In addition, an organization of any kind is a "person associated with a member" or "associated person of a member" if its sole proprietor or anyone of its general or limited partners, officers, directors or branch managers is a "member," "person associated with a member' or "associated person of a member."

                  (2) The NASD  defines  a  'member'  as being  any  individual, partnership, corporation or other legal entity that is a broker or dealer admitted to membership in the NASD.

                      *If Subscriber is Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

                  The undersigned NASD member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice or any successor rules or regulations.

                  Name of NASD Member Firm  ____________________________________

                  By: (Authorized Officer)     _________________________________

                  Date:  _______________________________________________________


         5.5 The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Section 6 and such answers have been provided under the assumption that the Company will rely on them.

VI.      BLUE SKY LEGENDS

NASAA UNIFORM LEGEND

                  IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

                       INDIVIDUAL INVESTOR SIGNATURE PAGE


         IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

--------------------------------------------------------------------------------
           NUMBER OF SHARES ___________________ x $0.125 = $_____________

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


             -------------------------        -------------------------
             Signature                        Signature (if purchasing jointly)

             -------------------------        -------------------------
             Name Typed or Printed            Name Typed or Printed

             -------------------------        -------------------------
             Address                          Address

             -------------------------        -------------------------
             City, State and Zip Code         City, State and Zip Code

             -------------------------        -------------------------
             Telephone - Business             Telephone - Business

             -------------------------        -------------------------
             Telephone - Residence            Telephone - Residence

             -------------------------        -------------------------
             Facsimile - Business             Facsimile - Business

             -------------------------        -------------------------
             Facsimile - Residence            Facsimile - Residence

             -------------------------        -------------------------
             Tax ID# or Social Security       Tax ID# or Social Security

Name in which Shares should be issued:
     __________________________________________

Dated: __________________________

This Subscription Agreement is agreed to and accepted as of ______________, 2000

                                 IGOHEALTHY.COM, INC.


                               -----------------------------
                               Name:    Bill Glaser
                               Title:   Secretary and Chief Operating Officer

                       INDIVIDUAL INVESTOR SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.


--------------------------------------------------------------------------------
             NUMBER OF SHARES ___________________ x $0.125 = $_____________
                                                                 ------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


          -------------------------    -------------------------
          Name of Institution          Number of Partners (if Applicable)

          -------------------------    -------------------------
          Address                      Number of Shareholders
                                       (if Applicable)

          -------------------------    -------------------------
          City, State and Zip Code     State of Formation

          -------------------------    -------------------------
          Telephone                    Date of Formation

          -------------------------    -------------------------
          Facsimile                    Tax ID# or Social Security of Institution

          -------------------------    -------------------------
          Signature


          -------------------------------------------------------
          Name (Typed or Printed) of Individual Signing of Behalf of Institution

          -------------------------------
          Position or Title

Name in which Shares should be issued:
______________________________________________

Dated: __________________________

This Subscription Agreement is agreed to and accepted as of ______________, 2000

                              IGOHEALTHY.COM, INC.


                              -----------------------------
                              Name:    Bill Glaser
                              Title:   Secretary and Chief Operating Officer

                            CERTIFICATE OF SIGNATORY


        (To be completed if Shares are being subscribed for by an entity)



                  I, _______________________________, am the ___________________

of ______________________________________________ (the "Entity").


                  I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Shares, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.


                  IN WITNESS WHEREOF, I have set my hand this ____ day of __________, 2000.




                                                      -----------------------
                                                           (Signature)